United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-21235

(Investment Company Act File Number)

Federated Hermes Premier Municipal Income Fund

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

Peter J. Germain, Esquire

Federated Hermes, Inc.

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(412) 288-1900

(Registrant's Telephone Number)

Date of Fiscal Year End: 11/30/2020

Date of Reporting Period: 11/30/2020

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2020

Federated Hermes Premier Municipal Income Fund
(formerly, Federated Premier Municipal Income Fund)
Fund Established 2002

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

The Fund’s Investment Objectives, Principal Strategies and Principal Risks
Investment Objective
The Fund’s investment objective is to provide current income exempt from federal income tax, including the alternative minimum tax (AMT).
Principal Strategies
The Fund seeks to achieve its investment objective by investing primarily in securities that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by the Adviser to be reliable, pay interest exempt from federal income tax, including AMT. The Adviser does not conduct its own analysis of the tax status of the interest paid by tax-exempt securities held by the Fund.
The Fund normally invests substantially all (at least 90%) of its total assets in tax-exempt securities, and normally invests at least 80% of its total assets in investment grade tax-exempt securities. The Fund may invest up to 20% of its total assets in tax-exempt securities of below investment grade quality (but not lower than B, including modifiers, sub-categories or gradations). The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. Bonds of below investment grade quality are commonly referred to as “junk bonds.”
The Adviser performs a fundamental credit analysis on tax-exempt securities that the Fund is contemplating purchasing before the Fund purchases such securities. The Adviser considers various factors, including the economic feasibility of revenue bond financings and general-purpose financings; the financial condition of the issuer or guarantor; and political developments that may affect credit quality. The Adviser monitors the credit risks of the tax-exempt securities held by the Fund on an ongoing basis by reviewing periodic financial data and credit ratings of NRSROs.
The Fund maintains a dollar weighted average stated portfolio maturity of ten to thirty years and a dollar-weighted average duration of thirteen years or less.
The Fund’s average effective portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund, except that: (1) variable-rate securities are deemed to mature at the next interest-rate adjustment date, unless subject to a demand feature; (2) variable-rate securities subject to a demand feature are deemed to mature on the longer of the next interest-rate adjustment date or the date on which principal can be recovered through demand; (3) floating-rate securities subject to a demand feature are deemed to mature on the date on which the principal can be recovered through demand; and (4) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. The average portfolio maturity of the Fund is dollar-weighted based upon the market value of the Fund’s securities at the time of calculation. (A bond’s effective maturity takes into account the possibility that it may be called by the issuer before its stated maturity date. In this case, the bond trades as though it had a shorter maturity than its stated maturity.) The Fund’s average stated portfolio maturity is determined based on the actual stated maturity dates of the debt securities in the Fund’s portfolio whether or not a security is subject to redemption at the option of the issuer prior to the security’s stated maturity.
The Fund may use derivative contracts for risk management purposes. The Fund may leverage the portfolio by investing up to 10% of its total assets in inverse floaters and by investing in derivative contracts. There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value.
Under normal circumstances, the Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax. This policy may not be changed without shareholder approval.
Additional Information Regarding the Security Selection Process
As part of analysis inherent in its security selection process, among other factors, the Adviser also evaluates whether environmental, social and governance factors could have positive or negative impact on the risk profiles of many issuers or guarantors in the universe of securities in which the Fund may invest. The Adviser may also consider information derived from active engagements conducted by its in-house stewardship team with certain issuers or guarantors. This qualitative analysis does not automatically result in including or excluding specific securities but may be used by Federated Hermes as an additional input to improve portfolio risk/return characteristics.
Principal Risks
Risks Related to Market Price, Discount and Net Asset Value of Shares
Shares of closed-end management investment companies frequently trade at a discount from their NAV.
Interest Rate Risk
Prices of fixed-income securities (including tax-exempt securities) generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

Credit Risk
It is possible that interest or principal on securities will not be paid when due. Non-investment grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.
Leverage Risk
The use of leverage through the issuance of Preferred Shares creates an opportunity for increased income that may be distributed as Common Share dividends, but also creates special risks for Common Shareholders. Two major types of risks created by leverage include: the likelihood of greater volatility of NAV and market price of Common Shares, because changes in the value of the Fund’s tax-exempt security portfolio (including securities bought with the proceeds of the Preferred Shares offering) are borne entirely by Common Shareholders; and the possibility either that Common Share income will fall if the Preferred Share dividend rate rises, or that Common Share income will fluctuate because the Preferred Share dividend rate varies.
Risks Associated with Non-Investment Grade Securities
Securities rated below investment grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities. These securities are considered speculative with respect to the issuer’s ability to pay interest and repay principal.
Tax-Exempt Securities Risks
The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in tax-exempt securities. Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability.
Derivative Contracts and Hybrid Instruments Risk
Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Derivative contracts and hybrid instruments may also involve other risks, such as interest rate, credit, liquidity and leverage.

Reinvestment Risk
Income from the Fund’s tax-exempt security portfolio will decline if and when the Fund invests the proceeds from matured, traded or called tax-exempt securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the market price or overall return of Common Shares.
Tax Risk
In order to be tax-exempt, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Consequently, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes.
Sector Risk
The Fund may invest 25% or more of its total assets in tax-exempt securities of issuers in the same economic sector, such as hospitals or life care facilities and transportation-related issuers. In addition, a substantial part of the Fund’s portfolio may be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these sectors and entities.
Anti-Takeover Provisions
The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of Common Shares or at NAV. In addition, Preferred Shareholders will have voting rights that could deprive Common Shareholders of such opportunities.
Inflation Risk
Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the present value of payments at future dates.
Call Risk
The tax-exempt securities in which the Fund may invest can be principal investment strategies for the Fund and may be subject to call risk. Call risk is the possibility that an issuer may redeem a fixed-income security (including a tax-exempt security) before maturity (a “call”) at a price below or above its current market price. An increase in the likelihood of a call may reduce the security’s price. If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.
Risk Related to the Economy
The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity or other potentially adverse effects. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.
Credit Enhancement Risk
The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond issuer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.
Liquidity Risk
Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time. Non-investment grade securities generally have less liquidity than investment-grade securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Counterparty Credit Risk
A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.
Technology Risk
The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

Portfolio of Investments Summary Table (unaudited)
At November 30, 2020, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Investments
Hospital	12.3%
Dedicated Tax	12.2%
Refunded	9.1%
Tobacco	7.1%
General Obligation – State	6.1%
Toll Road	5.9%
Senior Care	5.8%
Other Utility	5.5%
Airport	5.0%
Water & Sewer	4.9%
Other[2]	26.1%
TOTAL	100.0%
1
Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying borrower, as determined by the Fund’s Adviser. For securities that have been enhanced by a third-party guarantor, such as bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund’s Adviser. Refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.
2
For purposes of this table, sector classifications constitute 73.9% of the Fund’s investments. Remaining sectors have been aggregated under the designation “Other.”
Annual Shareholder Report

Portfolio of Investments
November 30, 2020
Principal Amount			Value
		MUNICIPAL BONDS—99.5%
		Alabama—0.4%
$1,000,000		Selma, AL IDB (International Paper Co.), Revenue Bonds (Series 2011A), 5.375%, 12/1/2035	$1,040,550
		Arizona—1.9%
500,000		Arizona State IDA (Equitable School Revolving Fund), Senior National Charter School Revenue Bonds (Series 2020A), 4.000%, 11/1/2045	578,280
500,000		Arizona State Industrial Development Authority Education Revenue (Basis Schools, Inc. Obligated Group), Education Revenue Bonds (Series 2017F), (School District Credit Program GTD), 5.000%, 7/1/2052	578,370
335,000	[1]	Maricopa County, AZ, IDA (Paradise Schools), Revenue Refunding Bonds, 5.000%, 7/1/2036	367,740
1,000,000		Phoenix, AZ Civic Improvement Corp.—Airport System, Junior Line Airport Revenue Bonds (Series 2019A), 4.000%, 7/1/2044	1,139,510
2,000,000		Phoenix, AZ IDA (GreatHearts Academies), Education Facility Revenue Bonds (Series 2014A), 5.000%, 7/1/2034	2,176,780
640,000	[1]	Verrado Community Facilities District No. 1, AZ, District GO Refunding Bonds (Series 2013A), 6.000%, 7/15/2027	672,966
		TOTAL	5,513,646
		California—8.5%
1,000,000		California Educational Facilities Authority (Stanford University), Revenue Bonds, 5.250%, 4/1/2040	1,591,560
1,500,000		California Health Facilities Financing Authority (CommonSpirit Health), Revenue Bonds (Series 2011A), (United States Treasury PRF 3/1/2021@100), 5.250%, 3/1/2027	1,518,600
3,000,000		California Health Facilities Financing Authority (Stanford Health Care), Revenue Refunding Bonds (Series 2017A), 4.000%, 11/15/2040	3,460,860
600,000	[1]	California School Finance Authority (KIPP LA), School Facility Revenue Bonds (Series 2014A), 5.000%, 7/1/2034	668,316
250,000	[1]	California School Finance Authority (KIPP LA), School Facility Revenue Bonds (Series 2014A), 5.125%, 7/1/2044	276,348
1,000,000	[1]	California School Finance Authority (KIPP LA), School Facility Revenue Bonds (Series 2015A), 5.000%, 7/1/2035	1,140,360
1,000,000		California State, Various Purpose UT GO Bonds, 5.000%, 9/1/2030	1,034,900
1,000,000	[1]	California Statewide Communities Development Authority (899 Charleston LLC), Revenue Refunding Bonds (Series 2014A), 5.000%, 11/1/2034	1,036,960
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		California—continued
$375,000	[1]	California Statewide Communities Development Authority (899 Charleston LLC), Revenue Refunding Bonds (Series 2014A), 5.250%, 11/1/2044	$387,967
1,110,000		Chula Vista, CA Municipal Finance Authority, Special Tax Revenue Refunding Bonds (Series 2013), 5.500%, 9/1/2028	1,252,768
1,000,000		Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Refunding Revenue Bonds (Series 2013A), (Original Issue Yield: 6.050%), 5.750%, 1/15/2046	1,123,660
1,000,000		Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Refunding Revenue Bonds (Series 2013B-1) TOBs, 5.500%, Mandatory Tender 1/15/2023	1,076,560
165,000		Irvine, CA (Irvine, CA Reassessment District No. 13-1), Limited Obligation Improvement Bonds, 5.000%, 9/2/2028	183,665
1,500,000		M-S-R Energy Authority, CA, Gas Revenue Bonds (Series 2009A), (Citigroup, Inc. GTD), 7.000%, 11/1/2034	2,393,595
1,350,000		M-S-R Energy Authority, CA, Gas Revenue Bonds (Series 2009A), (Original Issue Yield: 6.375%), (Citigroup, Inc. GTD), 6.125%, 11/1/2029	1,728,877
2,000,000		San Jose, CA Airport, Airport Revenue Bonds (Series 2011A-2), (Original Issue Yield: 5.050%), 5.000%, 3/1/2031	2,019,360
265,000		Transbay Joint Powers Authority, CA, Senior Tax Allocation Bonds Green Bonds (Series 2020A), 5.000%, 10/1/2049	329,215
1,440,000		University of California (The Regents of), Limited Project Revenue Bonds (Series 2012G), (United States Treasury PRF 5/15/2022@100), 5.000%, 5/15/2031	1,539,994
1,740,000		University of California (The Regents of), Limited Project Revenue Bonds (Series 2012G), 5.000%, 5/15/2031	1,854,649
		TOTAL	24,618,214
		Colorado—3.7%
820,000		Castle Oaks, CO Metropolitan District No. 3, LT GO Completion Bonds (Series 2016), (United States Treasury PRF 12/1/2020@103), 5.500%, 12/1/2045	844,600
500,000		Colorado Educational & Cultural Facilities Authority (University Lab School), Charter School Refunding & Improvement Revenue Bonds (Series 2015), 5.000%, 12/15/2035	552,685
2,000,000		Colorado Health Facilities Authority (Catholic Health Initiatives), Revenue Bonds (Series 2011A), (United States Treasury PRF 2/1/2021@100), 5.250%, 2/1/2031	2,016,500
1,000,000		Colorado Health Facilities Authority (Covenant Retirement Communities, Inc.), Revenue Refunding Bonds (Series 2012A), (United States Treasury PRF 12/1/2022@100), 5.000%, 12/1/2027	1,093,310
1,250,000		Colorado Health Facilities Authority (Sisters of Charity of Leavenworth Health System), Revenue Bonds (Series 2013A), (Original Issue Yield: 5.120%), 5.000%, 1/1/2044	1,371,425
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Colorado—continued
$55,000		Leyden Rock Metropolitan District No. 10, CO, LT GO Refunding & Improvement Bonds (Series 2016A), 4.000%, 12/1/2025	$56,726
2,480,000		Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds (Series 2008), (Original Issue Yield: 6.630%), (Bank of America Corp. GTD), 6.250%, 11/15/2028	3,164,133
403,000		Tallyn’s Reach Metropolitan District No. 3, CO, LT GO Refunding & Improvement Bonds (Series 2013), (United States Treasury PRF 12/1/2023@100), 5.000%, 12/1/2033	451,425
1,000,000		University of Colorado (The Regents of), University Enterprise Revenue Bonds (Series 2013A), (United States Treasury PRF 6/1/2023@100), 5.000%, 6/1/2037	1,118,970
		TOTAL	10,669,774
		Connecticut—0.8%
1,755,000		Connecticut State Special Transportation Fund, Special Tax Obligation Bonds Transportation Infrastructure Purpose (Series 2018B), 5.000%, 10/1/2037	2,210,036
		District of Columbia—1.1%
250,000		District of Columbia (KIPP DC), Revenue Bonds (Series 2013A), (United States Treasury PRF 7/1/2023@100), 6.000%, 7/1/2033	286,533
225,000		District of Columbia (KIPP DC), Revenue Bonds (Series 2013A), (United States Treasury PRF 7/1/2023@100), 6.000%, 7/1/2048	257,879
500,000		District of Columbia Revenue (Friendship Public Charter School, Inc.), Revenue Bonds (Series 2016A), 5.000%, 6/1/2041	558,210
705,000		District of Columbia Tobacco Settlement Financing Corp., Asset Backed Revenue Bonds, (Original Issue Yield: 6.670%), 6.500%, 5/15/2033	779,251
1,275,000		Metropolitan Washington, DC Airports Authority (Dulles Metrorail and Capital Improvement Project), Dulles Toll Road Subordinate Lien Revenue Refunding Bonds (Series 2019B), (Assured Guaranty Municipal Corp. INS), 4.000%, 10/1/2053	1,440,520
		TOTAL	3,322,393
		Florida—4.2%
1,000,000		Atlantic Beach, FL Health Care Facilities (Fleet Landing Project, FL), Revenue & Refunding Bonds (Series 2013A), 5.000%, 11/15/2028	1,071,610
800,000	[1,2,3]	Collier County, FL IDA (Arlington of Naples), Continuing Care Community Revenue Bonds (Series 2013A), (Original Issue Yield: 8.250%), 8.125%, 5/15/2044	619,000
2,000,000		Florida State Department of Transportation (Florida State), Florida Right-of-Way Acquisition and Bridge Construction Bonds (Series 2018B), 4.000%, 7/1/2039	2,384,240
2,000,000		Miami-Dade County, FL Transit System, Sales Surtax Revenue Bonds (Series 2012), (United States Treasury PRF 7/1/2022@100), 5.000%, 7/1/2042	2,151,740
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Florida—continued
$2,500,000		Miami-Dade County, FL Water & Sewer, Water & Sewer System Revenue Refunding Bonds (Series 2019), 4.000%, 10/1/2049	$2,953,150
500,000		Midtown Miami, FL Community Development District, Special Assessment & Revenue Refunding Bonds (Series 2014A), 5.000%, 5/1/2029	525,095
165,000		Palm Beach County, FL Health Facilities Authority (Sinai Residences of Boca Raton), Revenue Bonds (Series 2014A), 7.250%, 6/1/2034	179,885
1,000,000		Tampa, FL (H. Lee Moffitt Cancer Center), Hospital Revenue Bonds (Series 2020B), 5.000%, 7/1/2050	1,233,230
665,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2015-1), (Original Issue Yield: 6.930%), (Step Coupon 11/1/2021@6.610%), 0.000%, 5/1/2040	612,073
415,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2015-2), (Original Issue Yield: 6.752%), (Step Coupon 11/1/2024@6.610%), 0.000%, 5/1/2040	295,687
450,000	[2,3]	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2015-3), 6.610%, 5/1/2040	4
210,000	[2,3,4]	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 3), 6.375%, 5/1/2017	2
160,000	[2,3]	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 3), 6.650%, 5/1/2040	2
155,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series A-4), (Original Issue Yield: 6.610%), (Step Coupon 5/1/2022@6.610%), 0.000%, 5/1/2040	125,063
		TOTAL	12,150,781
		Georgia—0.3%
1,000,000		Atlanta, GA Airport General Revenue, Airport General Revenue Refunding Bonds (Series 2010C), 6.000%, 1/1/2030	1,004,700
		Idaho—0.5%
1,750,000		Idaho Health Facilities Authority (Terraces of Boise), Revenue Bonds (Series 2013A), (Original Issue Yield: 7.500%), 7.375%, 10/1/2029	1,416,257
		Illinois—8.4%
1,015,000		Chicago, IL Board of Education, UT GO Dedicated Revenue Refunding Bonds (Series 2012A), 5.000%, 12/1/2042	1,024,592
3,000,000		Chicago, IL Midway Airport, Second Lien Revenue Refunding Bonds (Series 2014B), 5.000%, 1/1/2035	3,325,920
2,000,000		Chicago, IL O’Hare International Airport, General Airport Senior Lien Revenue Refunding Bonds (Series 2018B), 5.000%, 1/1/2053	2,410,040
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Illinois—continued
$625,000	Chicago, IL O’Hare International Airport, General Airport Third Lien Revenue Bonds (Series 2011C), (United States Treasury PRF 1/1/2021@100), 6.500%, 1/1/2041	$628,200
200,000	Chicago, IL Special Assessment (Lakeshore East Project), Improvement Bonds (Series 2002), (Original Issue Yield: 6.637%), 6.625%, 12/1/2022	200,456
1,000,000	Chicago, IL Special Assessment (Lakeshore East Project), Improvement Revenue Bonds, (Original Issue Yield: 6.769%), 6.750%, 12/1/2032	1,001,640
1,000,000	Chicago, IL Transit Authority, Second Lien Sales Tax Receipts Revenue Bonds (Series 2020A), 4.000%, 12/1/2055	1,092,870
1,000,000	Chicago, IL Water Revenue, Second Lien Water Revenue Refunding Bonds (Series 2017-2), (Assured Guaranty Municipal Corp. INS), 5.000%, 11/1/2036	1,210,300
419,000	DuPage County, IL (Naperville Campus LLC), Special Tax Bonds (Series 2006), 5.625%, 3/1/2036	419,473
1,000,000	Illinois Finance Authority (Admiral at the Lake), Revenue Refunding Bonds (Series 2017), (Original Issue Yield: 5.500%), 5.250%, 5/15/2054	869,120
1,340,000	Illinois State, GO Bonds (Series 2017D), 5.000%, 11/1/2028	1,467,501
1,660,000	Illinois State, UT GO Bonds (Series 2017D), 5.000%, 11/1/2026	1,819,924
1,000,000	Illinois State, UT GO Bonds (Series 2018A), 5.000%, 5/1/2042	1,063,650
750,000	Illinois State, UT GO Bonds (Series 2020B), (Original Issue Yield: 5.850%), 5.750%, 5/1/2045	851,993
1,000,000	Illinois State, UT GO Bonds (Series June 2013), (Original Issue Yield: 5.650%), 5.500%, 7/1/2038	1,044,870
235,000	Illinois State, UT GO Refunding Bonds (Series 2018A), 5.000%, 10/1/2026	259,849
2,255,000	Illinois State, UT GO Refunding Bonds (Series May 2012), 5.000%, 8/1/2025	2,340,983
1,600,000	Metropolitan Pier & Exposition Authority, IL, McCormick Place Expansion Project Bonds (Series 2015A), (Original Issue Yield: 5.060%), 5.000%, 6/15/2053	1,711,808
1,250,000	Sales Tax Securitization Corp., IL, Sales Tax Securitization Bonds (Series 2018A), 5.000%, 1/1/2048	1,439,913
	TOTAL	24,183,102
	Indiana—2.9%
930,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds (Series 2013A), (United States Treasury PRF 7/1/2023@100), 5.250%, 1/1/2030	1,049,021
500,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds (Series 2013A), 5.250%, 1/1/2038	555,900
250,000	Indiana Municipal Power Agency, Revenue Refunding Bonds (Series 2017A), 5.000%, 1/1/2042	306,078
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Indiana—continued
$1,500,000	Indiana State Finance Authority Wastewater Utilities (CWA Authority), First Lien Wastewater Utility Revenue Bonds (Series 2011A), 5.250%, 10/1/2031	$1,559,220
2,000,000	Indiana State Finance Authority Wastewater Utilities (CWA Authority), First Lien Wastewater Utility Revenue Bonds (Series 2014A), 5.000%, 10/1/2032	2,319,780
2,500,000	Whiting, IN Environmental Facilities (BP PLC), Revenue Bonds (Series 2009), 5.250%, 1/1/2021	2,510,025
	TOTAL	8,300,024
	Iowa—0.5%
1,000,000	Iowa Finance Authority (Iowa Fertilizer Co. LLC), Midwestern Disaster Area Revenue Bonds (Series 2013), (Original Issue Yield: 5.300%), 5.250%, 12/1/2025	1,086,510
270,000	Iowa Finance Authority (Iowa Fertilizer Co. LLC), Midwestern Disaster Area Revenue Bonds (Series 2019), 3.125%, 12/1/2022	275,546
	TOTAL	1,362,056
	Kansas—0.8%
2,000,000	Wyandotte County, KS Unified Government Utility System, Improvement & Refunding Revenue Bonds (Series 2014-A), 5.000%, 9/1/2044	2,261,700
	Kentucky—0.7%
1,000,000	Kentucky Economic Development Finance Authority (Miralea), Revenue Bonds (Series 2016A), 5.000%, 5/15/2031	1,030,740
1,000,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds (Series 2013), (Original Issue Yield: 5.950%), 5.750%, 7/1/2049	1,097,820
	TOTAL	2,128,560
	Louisiana—1.1%
1,000,000	Louisiana State Citizens Property Insurance Corp., Refunding Revenue Bonds (Series 2012), (United States Treasury PRF 6/1/2022@100), 5.000%, 6/1/2024	1,071,100
1,500,000	St. Charles Parish, LA Gulf Opportunity Zone (Valero Energy Corp.), Revenue Bonds (Series 2010) TOBs, 4.000%, Mandatory Tender 6/1/2022	1,557,240
550,000	St. James Parish, LA (NuStar Logistics LP), Revenue Bonds (Series 2011) TOBs, 5.850%, Mandatory Tender 6/1/2025	605,033
	TOTAL	3,233,373
	Maine—0.4%
600,000	Maine Health & Higher Educational Facilities Authority (MaineGeneral Medical Center), Revenue Bonds (Series 2011), (Original Issue Yield: 7.000%), 6.750%, 7/1/2041	611,958
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Maine—continued
$665,000	Maine Health & Higher Educational Facilities Authority (MaineGeneral Medical Center), Revenue Bonds (Series 2011), 7.500%, 7/1/2032	$682,676
	TOTAL	1,294,634
	Maryland—0.9%
1,500,000	Baltimore, MD (Baltimore, MD Wastewater Utility), Project Revenue Bonds (Series 2019A), 4.000%, 7/1/2044	1,793,355
320,000	Baltimore, MD (East Baltimore Research Park), Special Obligation Revenue Refunding Bonds (Series 2017A), 5.000%, 9/1/2038	338,739
400,000	Westminster, MD (Lutheran Village at Miller’s Grant, Inc.), Revenue Bonds (Series 2014A), 6.000%, 7/1/2034	433,788
	TOTAL	2,565,882
	Massachusetts—2.2%
2,000,000	Commonwealth of Massachusetts, UT GO Bonds (Series 2018A), 5.000%, 1/1/2047	2,471,960
2,000,000	Massachusetts Development Finance Agency (Harvard University), Revenue Refunding Bonds (Series 2016A), 5.000%, 7/15/2040	3,053,820
620,000	Massachusetts Development Finance Agency (Wellforce Obligated Group), Revenue Bonds (Series 2020C), (Assured Guaranty Municipal Corp. INS), 4.000%, 10/1/2045	720,645
	TOTAL	6,246,425
	Michigan—4.7%
445,000	Detroit, MI, UT GO Bonds (Series 2020), 5.500%, 4/1/2045	514,812
2,500,000	Michigan Finance Authority Local Government Loan Program (McLaren Health Care Corp.), Revenue Bonds (Series 2019A), 4.000%, 2/15/2050	2,820,825
500,000	Michigan State Finance Authority Revenue (Great Lakes, MI Water Authority Sewage Disposal System), Local Government Loan Program Revenue Bonds (Series 2015C-1), 5.000%, 7/1/2035	583,905
750,000	Michigan State Finance Authority Revenue (Great Lakes, MI Water Authority Sewage Disposal System), Senior Lien Revenue Bonds (Series 2014 C-3), (Assured Guaranty Municipal Corp. INS), 5.000%, 7/1/2032	859,305
600,000	Michigan State Finance Authority Revenue (Great Lakes, MI Water Authority Water Supply System), Senior Lien Revenue Bonds (Series 2014 D-1), (Assured Guaranty Municipal Corp. INS), 5.000%, 7/1/2037	681,300
1,750,000	Michigan State Finance Authority Revenue (Public Lighting Authority ), Local Government Loan Program Revenue Bonds (Series 2014B), 5.000%, 7/1/2039	1,889,720
300,000	Michigan State Hospital Finance Authority (Henry Ford Health System, MI), Hospital Revenue Refunding Bonds (Series 2016), 5.000%, 11/15/2041	354,195
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Michigan—continued
$3,705,000		Royal Oak, MI Hospital Finance Authority (Beaumont Health Credit Group), Refunding Revenue Bonds (Series 2014D), 5.000%, 9/1/2033	$4,183,388
1,490,000		Wayne County, MI Airport Authority, Revenue Bonds (Series 2012A), 5.000%, 12/1/2037	1,598,651
		TOTAL	13,486,101
		Minnesota—0.2%
400,000		Western Minnesota Municipal Power Agency, MN, Power Supply Revenue Bonds (Series 2014A), (United States Treasury PRF 1/1/2024@100), 5.000%, 1/1/2040	458,400
		Mississippi—0.1%
315,000		Warren County, MS Gulf Opportunity Zone (International Paper Co.), Gulf Opportunity Zone Bonds (Series 2011A), 5.375%, 12/1/2035	327,773
		Missouri—0.5%
750,000	[1]	Kansas City, MO Redevelopment Authority (Kansas City Convention Center Headquarters Hotel CID), Revenue Bonds (Series 2018B), 5.000%, 2/1/2040	779,685
550,000	[1]	Kansas City, MO Redevelopment Authority (Kansas City Convention Center Headquarters Hotel CID), Revenue Bonds (Series 2018B), (Original Issue Yield: 5.079%), 5.000%, 2/1/2050	568,348
		TOTAL	1,348,033
		Montana—0.1%
350,000		Kalispell, MT Housing and Healthcare Facilities (Immanuel Lutheran Corp.), Revenue Bonds (Series 2017A), 5.250%, 5/15/2047	352,083
		Nebraska—2.4%
2,000,000		Central Plains Energy Project, NE, Gas Project Revenue Bonds (Project No. 3) (Series 2012), (Original Issue Yield: 5.050%), (Goldman Sachs Group, Inc. GTD), 5.000%, 9/1/2042	2,147,980
2,500,000		Central Plains Energy Project, NE, Gas Project Revenue Bonds (Project No. 3) (Series 2017A), (Goldman Sachs Group, Inc. GTD), 5.000%, 9/1/2042	3,646,300
1,000,000		Nebraska Public Power District, General Revenue Bonds (Series 20014A), 5.000%, 1/1/2039	1,043,260
		TOTAL	6,837,540
		New Hampshire—0.1%
500,000	[1]	New Hampshire Health and Education Facilities Authority (Hillside Village), Revenue Bonds (Series 2017A), 6.125%, 7/1/2037	428,250
		New Jersey—6.7%
2,500,000		New Jersey EDA (New Jersey State), School Facilities Construction Bonds (Series 2014UU), 5.000%, 6/15/2034	2,741,325
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	New Jersey—continued
$1,500,000	New Jersey EDA (New Jersey State), School Facilities Construction Refunding Bonds (Series 2014PP), 5.000%, 6/15/2031	$1,654,785
600,000	New Jersey State Transportation Trust Fund Authority (New Jersey State), Transportation System Bonds (Series 2011A), (United States Treasury PRF 6/15/2021@100), 6.000%, 6/15/2035	618,702
1,000,000	New Jersey State Transportation Trust Fund Authority (New Jersey State), Transportation System Bonds (Series 2018A), 5.000%, 12/15/2034	1,189,020
250,000	New Jersey State, Covid-19 GO Emergency Bonds (Series 2020A), 4.000%, 6/1/2031	304,793
1,500,000	New Jersey Turnpike Authority, Turnpike Revenue Bonds (Series 2013A), (United States Treasury PRF 7/1/2022@100), 5.000%, 1/1/2032	1,613,805
500,000	South Jersey Transportation Authority, Transportation System Revenue Bonds (Series 2020A), 4.000%, 11/1/2050	557,005
2,600,000	Tobacco Settlement Financing Corp., NJ, Tobacco Settlement Asset-Backed Refunding Bonds (Series 2018A), 5.000%, 6/1/2036	3,236,220
2,355,000	Tobacco Settlement Financing Corp., NJ, Tobacco Settlement Asset-Backed Refunding Bonds (Series 2018A), 5.250%, 6/1/2046	2,840,389
4,000,000	Tobacco Settlement Financing Corp., NJ, Tobacco Settlement Asset-Backed Subordinate Refunding Bonds (Series 2018B), 5.000%, 6/1/2046	4,606,000
	TOTAL	19,362,044
	New Mexico—0.3%
650,000	New Mexico State Hospital Equipment Loan Council (Presbyterian Healthcare Services), Hospital System Revenue Bonds (Series 2017A), 5.000%, 8/1/2046	781,281
	New York—10.5%
1,000,000	Erie County, NY IDA (Buffalo, NY City School District), School Facility Revenue Bonds (Series 2011A), 5.250%, 5/1/2027	1,020,160
570,000	Hudson Yards Infrastructure Corp. NY, Hudson Yards Senior Revenue Bonds (Series 2012A), (United States Treasury PRF 2/15/2021@100), 5.750%, 2/15/2047	576,481
430,000	Hudson Yards Infrastructure Corp. NY, Hudson Yards Senior Revenue Bonds (Series 2012A), 5.750%, 2/15/2047	434,610
500,000	Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Transportation Revenue Green Bonds (Series 2020C-1), 5.000%, 11/15/2050	572,905
1,500,000	Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Transportation Revenue Green Bonds (Series 2020C-1), 5.250%, 11/15/2055	1,757,115
500,000	Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Transportation Revenue Refunding Bonds (Series 2017B), 5.000%, 11/15/2024	545,580
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		New York—continued
$500,000		New York City, NY IDA (Yankee Stadium LLC), Pilot Revenue Refunding Bonds (Series 2020A), (Assured Guaranty Municipal Corp. INS), 4.000%, 3/1/2045	$583,800
900,000		New York City, NY Transitional Finance Authority, Future Tax Secured Subordinate Revenue Bonds (Series 2014A-1)), 5.000%, 8/1/2036	1,033,092
2,000,000		New York City, NY, UT GO Bonds (Fiscal 2014 Subseries D-1), 5.000%, 8/1/2030	2,239,200
1,000,000		New York City, NY, UT GO Bonds (Series 2012D-1), 4.000%, 3/1/2048	1,159,250
250,000		New York City, NY, UT GO Bonds (Series 2014G), 5.000%, 8/1/2030	282,437
1,000,000	[1]	New York Liberty Development Corporation (3 World Trade Center), Revenue Bonds (Series 2014 Class 1), 5.000%, 11/15/2044	1,035,470
1,000,000		New York Liberty Development Corporation (4 World Trade Center), Liberty Revenue Bonds (Series 2011), 5.000%, 11/15/2031	1,038,900
2,000,000		New York Liberty Development Corporation (4 World Trade Center), Liberty Revenue Bonds (Series 2011), 5.750%, 11/15/2051	2,092,600
2,000,000		New York Liberty Development Corporation (7 World Trade Center LLC), Revenue Refunding Bonds (Series 2012 Class 1), 5.000%, 9/15/2028	2,109,560
1,030,000		New York Liberty Development Corporation (7 World Trade Center LLC), Revenue Refunding Bonds (Series 2012 Class 2), 5.000%, 9/15/2043	1,082,128
1,650,000		New York State Dormitory Authority (New York State Personal Income Tax Revenue Bond Fund), Revenue Refunding Bonds (Series 2017B), 4.000%, 2/15/2046	1,854,237
2,000,000		New York State Dormitory Authority (New York State Sales Tax Revenue Bond Fund), Revenue Bonds (Series 2018C), 5.000%, 3/15/2038	2,500,620
1,500,000		New York State Power Authority, Revenue Bonds (Series 2020A), 4.000%, 11/15/2055	1,758,135
750,000		New York State Thruway Authority (New York State Thruway Authority—General Revenue), General Revenue Bonds (Series 2012I), (United States Treasury PRF 1/1/2022@100), 5.000%, 1/1/2037	789,090
2,805,000		New York State Thruway Authority (New York State Thruway Authority—General Revenue), General Revenue Junior Indebtedness Obligations (Series 2019B), 4.000%, 1/1/2039	3,239,775
2,300,000		New York State Urban Development Corp. (New York State Sales Tax Revenue Bond Fund), State Sales Tax Revenue Bonds (Series 2019A), 4.000%, 3/15/2045	2,670,622
		TOTAL	30,375,767
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	North Carolina—0.9%
$2,385,000	Charlotte-Mecklenburg Hospital Authority, NC (Atrium Health (previously Carolinas HealthCare) System), Health Care Revenue & Refunding Revenue Bonds (Series 2012A), 5.000%, 1/15/2043	$2,483,548
	Ohio—5.5%
750,000	Allen County, OH (Bon Secours Mercy Health), Hospital Facilities Revenue Bonds (Series 2020A), 4.000%, 12/1/2040	870,472
500,000	American Municipal Power-Ohio, Inc. (American Municipal Power, Prairie State Energy Campus Project), Refunding Revenue Bonds (Series 2015A), 5.000%, 2/15/2042	553,920
3,250,000	Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Refunding Bonds (Series 2020B-2 Class 2), 5.000%, 6/1/2055	3,652,187
1,310,000	Hamilton County, OH (Life Enriching Communities), Healthcare Improvement and Refunding Revenue Bonds (Series 2017A), 5.000%, 1/1/2047	1,411,538
945,000	Lucas County, OH (ProMedica Healthcare Obligated Group), Revenue Bonds (Series 2011A), (Original Issue Yield: 6.220%), (United States Treasury PRF 11/15/2021@100), 6.000%, 11/15/2041	996,578
1,440,000	Muskingum County, OH (Genesis Healthcare Corp.), Hospital Facilities Revenue Bonds (Series 2013), 5.000%, 2/15/2027	1,532,290
2,160,000	Ohio State Hospital Revenue (University Hospitals Health System, Inc.), Revenue Bonds (Series 2020A), 4.000%, 1/15/2050	2,409,977
1,500,000	Ohio State Turnpike & Infrastructure Commission, Turnpike Junior Lien Revenue Bonds (Series 2013A-1), 5.250%, 2/15/2029	1,642,845
800,000	Ohio State Turnpike & Infrastructure Commission, Turnpike Junior Lien Revenue Bonds (Series 2013A-1), 5.250%, 2/15/2030	875,080
1,000,000	University of Cincinnati, OH, General Receipts Bonds (Series 2013C), (United States Treasury PRF 12/1/2023@100), 5.000%, 6/1/2033	1,142,070
750,000	University of Cincinnati, OH, General Receipts Bonds (Series 2013C), (United States Treasury PRF 12/1/2023@100), 5.000%, 6/1/2039	856,553
	TOTAL	15,943,510
	Oklahoma—0.7%
325,000	Oklahoma Development Finance Authority (OU Medicine), Hospital Revenue Bonds (Series 2018B), 5.500%, 8/15/2052	385,135
1,300,000	Oklahoma Development Finance Authority (OU Medicine), Hospital Revenue Bonds (Series 2018B), 5.500%, 8/15/2057	1,535,326
	TOTAL	1,920,461
	Pennsylvania—3.9%
2,000,000	Allentown, PA Neighborhood Improvement Zone Development Authority, Tax Revenue Bonds (Series 2012A), 5.000%, 5/1/2026	2,098,180
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Pennsylvania—continued
$1,000,000	Allentown, PA Neighborhood Improvement Zone Development Authority, Tax Revenue Bonds (Series 2012A), 5.000%, 5/1/2042	$1,035,710
1,000,000	Commonwealth Financing Authority of PA (Commonwealth of Pennsylvania), Tobacco Master Settlement Payment Revenue Bonds (Series 2018), 5.000%, 6/1/2034	1,250,840
1,255,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries), Revenue Bonds (Series 2015), 5.000%, 1/1/2023	1,331,856
450,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries), Revenue Bonds (Series 2015), 5.000%, 1/1/2038	481,455
1,000,000	Delaware County, PA Authority (Villanova University), Revenue Bonds (Series 2015), 5.000%, 8/1/2040	1,146,290
1,000,000	Geisinger Authority, PA Health System, Health System Revenue Bonds (Series 2020A), 4.000%, 4/1/2050	1,149,060
1,000,000	Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds (Series 2015B), 5.000%, 12/1/2045	1,168,250
1,420,000	Pennsylvania State University, (Series 2020A), 4.000%, 9/1/2050	1,653,505
	TOTAL	11,315,146
	Puerto Rico—2.5%
3,630,000	Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Bonds (Series 2019A), (Original Issue Yield: 5.154%), 5.000%, 7/1/2058	3,994,706
2,670,000	Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Bonds (Series 2019A-1), 4.750%, 7/1/2053	2,894,093
403,000	Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Bonds (Series 2019A-2), 4.784%, 7/1/2058	437,715
	TOTAL	7,326,514
	Rhode Island—1.1%
3,000,000	Tobacco Settlement Financing Corp., RI, Tobacco Settlement Asset-Backed Bonds (Series 2015B), 5.000%, 6/1/2050	3,250,290
	South Carolina—1.8%
2,000,000	Piedmont Municipal Power Agency, SC, Electric Refunding Revenue Bonds (Series 2010A-3), 5.000%, 1/1/2024	2,007,000
2,250,000	South Carolina Jobs-EDA (Prisma Health Obligated Group), Hospital Revenue Bonds (Series 2018A), 5.000%, 5/1/2048	2,628,630
500,000	South Carolina Public Service Company (Santee Cooper), Revenue Refunding and Improvement Bonds (Series 2020A), 4.000%, 12/1/2040	591,025
	TOTAL	5,226,655
	South Dakota—0.6%
1,500,000	Educational Enhancement Funding Corp., SD, Tobacco Settlement Revenue Bonds (Series 2013B), 5.000%, 6/1/2027	1,649,445
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Tennessee—2.4%
$600,000	Blount County, TN Health and Educational Facilities Board (Asbury, Inc.), Revenue Refunding and Improvement Bonds (Series 2016A), 5.000%, 1/1/2047	$418,896
1,500,000	Chattanooga, TN Health & Housing Facility Board (CommonSpirit Health), Revenue Refunding Bonds (Series 2019 A-1), 4.000%, 8/1/2036	1,727,910
1,000,000	Metropolitan Nashville Tennessee Airport Authority, Subordinate Airport Revenue Bonds (Series 2019A), 5.000%, 7/1/2054	1,224,240
2,000,000	Rutherford County, TN Health and Educational Facilities Board (Ascension Health Alliance Senior Credit Group), Revenue Bonds (Series 2012C), (United States Treasury PRF 11/15/2021@100), 5.000%, 11/15/2047	2,091,520
1,500,000	Tennessee Energy Acquisition Corp., Gas Revenue Bonds (Series 2006A), (Goldman Sachs Group, Inc. GTD), 5.250%, 9/1/2021	1,554,105
	TOTAL	7,016,671
	Texas—11.3%
2,640,000	Arlington, TX Higher Education Finance Corp. (Uplift Education), Revenue Bonds (Series 2016A), 5.000%, 12/1/2036	2,966,304
1,050,000	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds (Series 2011), (Original Issue Yield: 6.300%), (United States Treasury PRF 1/1/2021@100), 6.250%, 1/1/2046	1,055,145
270,000	Clifton Higher Education Finance Corporation, TX (Idea Public Schools ), 6.000%, 8/15/2033	301,525
1,000,000	Clifton Higher Education Finance Corporation, TX (Idea Public Schools ), Education Revenue Bonds (Series 2012), 5.000%, 8/15/2032	1,054,160
2,240,000	Dallas, TX Area Rapid Transit, Senior Lien Sales Tax Revenue Refunding Bonds (Series 2016B), 4.000%, 12/1/2036	2,560,701
1,500,000	Dallas-Fort Worth, TX International Airport, Joint Revenue Improvement Bonds (Series 2013B), 5.000%, 11/1/2030	1,616,160
1,000,000	Decatur, TX Hospital Authority (Wise Regional Health System), Hospital Revenue Bonds (Series 2014A), (Original Issue Yield: 5.050%), 5.000%, 9/1/2034	1,089,920
750,000	Decatur, TX Hospital Authority (Wise Regional Health System), Hospital Revenue Bonds (Series 2014A), (Original Issue Yield: 5.300%), 5.250%, 9/1/2044	808,170
835,000	Grand Parkway Transportation Corp., TX, Subordinate Tier Toll Revenue Bonds (Series 2013B TELA Supported), (United States Treasury PRF 10/1/2023@100), 5.250%, 10/1/2051	953,194
1,000,000	Harris County, TX Education Facilities Finance Corp. (Brazos Presbyterian Homes, Inc.), First Mortgage Revenue Bonds (Series 2016), 5.000%, 1/1/2048	1,050,720
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Texas—continued
$200,000		Houston, TX Higher Education Finance Corp. (Cosmos Foundation, Inc. ), Education Revenue Bonds (Series 2011A), (United States Treasury PRF 5/15/2021@100), 6.875%, 5/15/2041	$206,020
500,000		Houston, TX Higher Education Finance Corp. (Cosmos Foundation, Inc. ), Education Revenue Bonds (Series 2012A), 5.000%, 2/15/2032	519,045
1,525,000		Houston, TX Higher Education Finance Corp. (Harmony Public Schools ), Education Revenue & Refunding Bonds (Series 2014A), (Texas Permanent School Fund Guarantee Program GTD), 5.000%, 2/15/2033	1,707,756
1,500,000		Lower Colorado River Authority, TX (LCRA Transmission Services Corp.), Transmission Contract Refunding Revenue Bonds (Series 2019A), 4.000%, 5/15/2049	1,704,900
175,000		New Hope Cultural Education Facilities Finance Corporation (MRC Crestview), Retirement Facility Revenue Bonds (Series 2016), 5.000%, 11/15/2036	183,900
835,000		North Texas Tollway Authority, First Tier Revenue Refunding Bonds (Series 2011B), (Original Issue Yield: 5.120%), (United States Treasury PRF 1/1/2021@100), 5.000%, 1/1/2038	838,256
685,000		North Texas Tollway Authority, First Tier Revenue Refunding Bonds (Series 2015B), 5.000%, 1/1/2045	779,777
1,500,000		North Texas Tollway Authority, Second Tier Revenue Refunding Bonds (Series 2014B), 5.000%, 1/1/2031	1,685,205
415,000		Red River, TX HFDC (MRC The Crossings), Retirement Facility Revenue Bonds (Series 2014A), (Original Issue Yield: 7.550%), 7.500%, 11/15/2034	432,754
2,000,000		Spring, TX ISD, Unlimited Tax School Building Bonds (Series 2019), (Texas Permanent School Fund Guarantee Program GTD), 4.000%, 8/15/2043	2,333,060
400,000	[2,3]	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community), Retirement Facility Revenue Bonds (Series 2015A Fixed Rate Bonds), 5.500%, 11/15/2045	260,000
1,145,000		Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckner Senior Living-Ventana Project), Tax-Exempt Mandatory Paydown Securities 80 (Series 2017B-1), 5.625%, 11/15/2024	1,146,294
1,140,000		Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue Bonds (Series 2008D), (Original Issue Yield: 6.650%), (Bank of America Corp. GTD), 6.250%, 12/15/2026	1,337,323
1,750,000		Texas Private Activity Bonds Surface Transportation Corporation (LBJ Infrastructure Group LLC), Senior Lien Revenue Refunding Bonds I-635 Managed Lanes Project (Series 2020A), 4.000%, 12/31/2037	2,028,267
235,000		Texas State Transportation Commission (State Highway 249 System), First Tier Toll Revenue Bonds (Series 2019A), 5.000%, 8/1/2057	271,674
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Texas—continued
$315,000		Travis County, TX Health Facilities Development Corp. (Longhorn Village), First Mortgage Revenue Refunding Bonds (Series 2012A), (Original Issue Yield: 7.150%), (United States Treasury PRF 1/1/2021@100), 7.000%, 1/1/2032	$316,714
3,000,000		University of Texas System (The Board of Regents of), Revenue Financing System Bonds (Series 2017B), 4.000%, 8/15/2044	3,433,050
		TOTAL	32,639,994
		Virginia—1.2%
1,900,000		Richmond, VA Public Utility, Revenue Bonds (Series 2020A), 4.000%, 1/15/2050	2,280,437
1,000,000		Virginia Small Business Financing Authority (Bon Secours Mercy Health), Hospital Facilities Revenue Bonds (Series 2020A), 4.000%, 12/1/2049	1,138,260
		TOTAL	3,418,697
		Washington—2.3%
250,000		Tobacco Settlement Authority, WA, Tobacco Settlement Revenue Refunding Bonds (Series 2013), 5.250%, 6/1/2031	250,575
1,500,000		Washington State Convention Center Public Facilities District, Revenue Bonds (Series 2018), 5.000%, 7/1/2058	1,697,265
675,000	[1]	Washington State Housing Finance Commission (Heron’s Key Senior Living), Nonprofit Housing Revenue Bonds (Series 2015A), 6.000%, 7/1/2025	732,145
500,000	[1]	Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest), Revenue Bonds (Series 2016), 5.000%, 1/1/2031	533,790
1,000,000	[1]	Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest), Revenue Bonds (Series 2016), 5.000%, 1/1/2051	1,028,980
2,000,000		Washington State, UT GO Motor Vehicle Fuel Tax Bonds (Series 2019B), 5.000%, 6/1/2039	2,540,840
		TOTAL	6,783,595
		Wisconsin—0.4%
1,050,000		Wisconsin Health & Educational Facilities Authority (Hospital Sisters Services, Inc.), Revenue Refunding Bonds (Series 2014A), 5.000%, 11/15/2029	1,198,869
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $268,791,979)	287,452,774
	[5]	SHORT-TERM MUNICIPALS—0.5%
		Alabama—0.4%
1,050,000		Columbia, AL IDB PCRB (Alabama Power Co.), (Series C) Daily VRDNs, 0.130%, 12/1/2020	1,050,000
Annual Shareholder Report

Principal Amount			Value
	[5]	SHORT-TERM MUNICIPALS—continued
		Ohio—0.1%
$400,000		Ohio State Higher Educational Facility Commission (Cleveland Clinic), (Series 2013B-2) Daily VRDNs, (Bank of New York Mellon, N.A. LIQ), 0.100%, 12/1/2020	$400,000
		TOTAL SHORT-TERM MUNICIPALS (IDENTIFIED COST $1,450,000)	1,450,000
		TOTAL INVESTMENT IN SECURITIES—100.0% (IDENTIFIED COST $270,241,979)[6]	288,902,774
		OTHER ASSETS AND LIABILITIES—NET[7]	4,002,535
		LIQUIDATION VALUE OF VARIABLE RATE MUNICIPAL TERM PREFERRED SHARES	(113,600,000)
		LIQUIDATION VALUE OF AUCTION MARKET PREFERRED SHARES	(1,175,000)
		TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$178,130,309
At November 30, 2020, the Fund holds no securities that are subject to the federal alternative minimum tax (AMT) (unaudited).
1
Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2020, these restricted securities amounted to $10,276,325, which represented 5.8% of total net assets.
2
Security in default.
3
Non-income-producing security.
4
Principal amount and interest were not paid upon final maturity.
5
Current rate and current maturity or next reset date shown for floating rate notes and variable rate notes/demand instruments. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
6
The cost of investments for federal tax purposes amounts to $269,823,089.
7
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total market value at November 30, 2020.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
Annual Shareholder Report

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of November 30, 2020, all investments of the Fund as well as the liquidation value of the AMPS and liquidation value less deferred offering costs of the VMTPS, utilized Level 2 inputs in valuing the Fund’s assets and liabilities carried at fair value.
The following acronym(s) are used throughout this portfolio:
EDA	—Economic Development Authority
GO	—General Obligation
GTD	—Guaranteed
HFDC	—Health Facility Development Corporation
IDA	—Industrial Development Authority
IDB	—Industrial Development Bond
INS	—Insured
ISD	—Independent School District
LIQ	—Liquidity Agreement
LT	—Limited Tax
PILOT	—Payment in Lieu of Taxes
PRF	—Pre-refunded
TELA	—Toll Equity Loan Agreement
TOBs	—Tender Option Bonds
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights
(For a Common Share Outstanding Throughout Each Period)
Year Ended November 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.35	$14.31	$15.04	$14.55	$15.26
Income From Investment Operations:
Net investment income	0.66	0.70	0.74	0.79[1]	0.81[1]
Net realized and unrealized gain (loss)	0.09	1.00	(0.73)	0.43	(0.66)
Distributions to auction market preferred shareholders from net investment income[2]	(0.00)[3]	(0.07)	(0.05)	(0.00)[3]	(0.00)[3]
TOTAL FROM INVESTMENT OPERATIONS	0.75	1.63	(0.04)	1.22	0.15
Less Distributions to Common Shareholders:
Distributions from net investment income	(0.61)	(0.62)	(0.69)	(0.73)	(0.86)
Increase From Auction Market Preferred Share Tender and Repurchase	—	0.03	—	—	—
Net Asset Value, End of Period	$15.49	$15.35	$14.31	$15.04	$14.55
Market Price, End of Period	$14.45	$14.09	$12.40	$14.11	$14.07
Total Return at Net Asset Value[4]	5.11%	11.83%	(0.28)%	8.54%	0.73%
Total Return at Market Price[5]	7.17%	18.92%	(7.44)%	5.51%	0.17%
Ratios to Average Net Assets:
Net expenses[6]	2.05%	2.66%	2.54%	1.91%	1.59%
Net expenses excluding all interest and trust expenses[7]	0.99%[8]	0.99%[8]	0.99%[8]	0.99%	0.99%
Net investment income[9]	4.37%	4.66%	5.06%	5.27%	5.45%
Expense waiver/reimbursement[10]	0.22%	0.26%	0.25%	0.30%	0.29%
Supplemental Data:
Net assets, end of year (000 omitted)	$178,130	$176,491	$164,532	$172,968	$90,046
Portfolio turnover	20%	15%	30%	12%	11%
Annual Shareholder Report

Asset Coverage Requirements for Investment Company Act of 1940—Preferred Shares
	Total Amount Outstanding	Asset Coverage Per Share	Minimum Required Asset Coverage Per Share	Involuntary Liquidating Preference Per Share	Average Market Value Per Share[11]
11/30/2020 - VMTPS	$113,600,000	$126,287	$100,086	$50,043	$50,000
11/30/2020 - AMPS	$1,175,000	$126,287	$50,000	$25,000	$25,000
11/30/2019 - VMTPS	$113,600,000	$125,600	$100,168	$50,084	$50,000
11/30/2019 - AMPS	$1,175,000	$125,600	$50,002	$25,001	$25,000
11/30/2018	$114,750,000	$60,846	$50,078	$25,039	$25,000
11/30/2017	$114,750,000	$62,691	$50,025	$25,012	$25,000
11/30/2016	$53,675,000	$66,940	$50,043	$25,022	$25,000
1
Per share numbers have been calculated using the average shares method.
2
The amounts shown are based on Common Share equivalents.
3
Represents less than $0.01.
4
Total Return at Net Asset Value is the combination of changes in the Common Share net asset value, reinvested dividend income and reinvested capital gains distributions at net asset value, if any, and does not reflect the sales charge, if applicable.
5
Total Return at Market Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of the reinvestment.
6
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
7
Ratios do not reflect the effect of interest expense on variable rate municipal term preferred shares, dividend payments to preferred shareholders and any associated commission costs, or interest and trust expenses on tender option bond trusts.
8
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.99% for the years ended November 30, 2020, 2019, and 2018, after taking into account these expense reductions.
9
Ratios reflect reductions for dividend payments to preferred shareholders.
10
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
11
Represents initial public offering price.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and LiabilitiesNovember 30, 2020

Assets:
Investment in securities, at value (identified cost $270,241,979)		$288,902,774
Cash		40,451
Income receivable		4,070,629
Receivable for investments sold		706,349
TOTAL ASSETS		293,720,203
Liabilities:
Income distribution payable - Common Shares	$620,826
Interest payable - VMTPS	98,623
Payable for portfolio accounting fees	57,585
Payable for auditing fees	40,000
Payable for investment adviser fee (Note 4)	2,970
Payable for administrative fee (Note 4)	1,492
Accrued expenses (Note 4)	38,048
TOTAL ACCRUED LIABILITIES		859,544
Other Liabilities:
Variable Rate Municipal Term Preferred Shares (VMTPS) (2,272 shares authorized and issued at $50,000 per share) (net of deferred offering costs of $44,650, Note 7)		113,555,350
TOTAL LIABILITIES		114,414,894
Auction Market Preferred Shares (AMPS) (47 shares authorized and issued at $25,000 per share)		1,175,000
Net assets applicable to Common Shares		$178,130,309
Net Assets Applicable to Common Shares Consists of:
Paid-in capital		$158,784,529
Total distributable earnings (loss)		19,345,780
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES		$178,130,309
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$178,130,309 ÷ 11,496,776 shares outstanding, ($0.01 par value, unlimited shares authorized)		$15.49
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of OperationsYear Ended November 30, 2020

Investment Income:
Interest			$11,166,104
Expenses:
Investment adviser fee (Note 4)		$1,588,473
Administrative fee (Note 4)		132,821
Custodian fees		8,753
Transfer agent fees		50,340
Directors’/Trustees’ fees (Note 4)		8,463
Auditing fees		40,000
Legal fees		53,197
Portfolio accounting fees		116,707
Printing and postage		32,359
Auction agent fees		9,500
Trailer commission fees (Note 6)		597
Interest expense – VMTPS (Note 6)		1,828,254
Miscellaneous (Note 4)		78,963
TOTAL EXPENSES		3,948,427
Waiver and Reduction:
Waiver of investment adviser fee (Note 4)	$(388,090)
Reduction of custodian fees (Note 5)	(390)
TOTAL WAIVER AND REDUCTION		(388,480)
Net expenses			3,559,947
Net investment income			7,606,157
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on investments			(458,053)
Net realized gain on futures contracts			535,127
Net change in unrealized appreciation of investments			995,844
Net realized and unrealized gain (loss) on investments and futures contracts			1,072,918
Income distributions declared to AMPS			(3,816)
Change in net assets resulting from operations applicable to Common Shares			$8,675,259
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$7,606,157	$8,036,692
Net realized gain	77,074	691,737
Net change in unrealized appreciation/depreciation	995,844	10,823,700
Distributions from net investment income—AMPS	(3,816)	(737,397)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS APPLICABLE TO COMMON SHARES	8,675,259	18,814,732
Distributions to Common Shareholders	(7,036,027)	(7,173,988)
Share Transactions Applicable to Common Shares:
Net increase from tender and repurchase of Auction Market Preferred Shares (Note 6)	—	318,750
Change in net assets	1,639,232	11,959,494
Net Assets:
Beginning of period	176,491,077	164,531,583
End of period	$178,130,309	$176,491,077
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Cash FlowsNovember 30, 2020

Operating Activities:
Change in net assets resulting from operations applicable to common shares	$8,675,259
Adjustments to Reconcile Change in Net Assets Resulting From Operations to Net Cash Provided By Operating Activities:
Purchase of investment securities	(59,710,349)
Proceeds from sale of investment securities	56,377,426
Net sales of short-term investment securities	1,000,000
Decrease in due from broker	200
Increase in income receivable	(38,652)
Increase in receivable for investments sold	(431,349)
Decrease in interest payable—VMTPS	(92,723)
Decrease in payable for portfolio accounting fees	(16,641)
Decrease in payable for investment adviser fee	(2,823)
Decrease in payable for administrative fee	(4,868)
Decrease in accrued expenses	(1,404)
Net amortization of premium	1,755,804
Net derivative activity on futures contracts	535,127
Net realized gain on investments	(77,074)
Net change in unrealized appreciation of investments	(995,844)
NET CASH PROVIDED BY OPERATING ACTIVITIES	6,972,089
Financing Activities:
Decrease in deferred offering costs	44,648
Income distributions to participants	(6,990,095)
NET CASH USED IN FINANCING ACTIVITIES	(6,945,447)
Net increase in cash	26,642
Cash:
Beginning of period	13,809
End of period	$40,451
Supplemental disclosure of cash flow information:
Cash paid for interest expense during the year ended November 30, 2020, was $1,920,977.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2020
1. ORGANIZATION
Federated Hermes Premier Municipal Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The investment objective of the Fund is to provide current income exempt from federal income tax, including the federal AMT.
Prior to June 29, 2020, the name of the Fund was Federated Premier Municipal Income Fund.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Annual Shareholder Report

Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Distributions to common shareholders, if any, are recorded on the ex-dividend date and are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. The detail of the total fund expense waiver and reduction of $388,480 is disclosed in Note 4 and Note 5.
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2020, the Fund did not have a liability for any
Annual Shareholder Report

uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. As of November 30, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the state of Delaware.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to manage duration and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearing house, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
At November 30, 2020, the Fund had no outstanding futures contracts.
The average notional value of long futures contracts held by the Fund throughout the period was $2,807,843. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Annual Shareholder Report

Additional information on restricted securities held at November 30, 2020, is as follows:
Security	Acquisition Date	Acquisition Cost	Value
California School Finance Authority (KIPP LA), School Facility Revenue Bonds (Series 2014A), 5.000%, 7/1/2034	6/13/2014	$602,436	$668,316
California School Finance Authority (KIPP LA), School Facility Revenue Bonds (Series 2014A), 5.125%, 7/1/2044	7/10/2014	$251,011	$276,348
California School Finance Authority (KIPP LA), School Facility Revenue Bonds (Series 2015A), 5.000%, 7/1/2035	8/27/2015	$1,030,909	$1,140,360
California Statewide Communities Development Authority (899 Charleston LLC), Revenue Refunding Bonds (Series 2014A), 5.000%, 11/1/2034	11/13/2014	$1,001,747	$1,036,960
California Statewide Communities Development Authority (899 Charleston LLC), Revenue Refunding Bonds (Series 2014A), 5.250%, 11/1/2044	11/13/2014	$375,651	$387,967
Collier County, FL IDA (Arlington of Naples), Continuing Care Community Revenue Bonds (Series 2013A), (Original Issue Yield: 8.250%), 8.125%, 5/15/2044	8/11/2017	$851,006	$619,000
Kansas City, MO Redevelopment Authority (Kansas City Convention Center Headquarters Hotel CID), Revenue Bonds (Series 2018B), 5.000%, 2/1/2040	1/10/2018	$752,287	$779,685
Kansas City, MO Redevelopment Authority (Kansas City Convention Center Headquarters Hotel CID), Revenue Bonds (Series 2018B), (Original Issue Yield: 5.079%), 5.000%, 2/1/2050	5/15/2018	$563,270	$568,348
Maricopa County, AZ, IDA (Paradise Schools), Revenue Refunding Bonds, 5.000%, 7/1/2036	10/6/2016	$349,557	$367,740
New Hampshire Health and Education Facilities Authority (Hillside Village), Revenue Bonds (Series 2017A), 6.125%, 7/1/2037	6/8/2017	$500,000	$428,250
New York Liberty Development Corporation (3 World Trade Center), Revenue Bonds (Series 2014 Class 1), 5.000%, 11/15/2044	10/29/2014	$1,000,000	$1,035,470
Verrado Community Facilities District No. 1, AZ, District GO Refunding Bonds (Series 2013A), 6.000%, 7/15/2027	7/3/2013	$648,492	$672,966
Washington State Housing Finance Commission (Heron’s Key Senior Living), Nonprofit Housing Revenue Bonds (Series 2015A), 6.000%, 7/1/2025	7/22/2015	$677,652	$732,145
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest), Revenue Bonds (Series 2016), 5.000%, 1/1/2031	12/14/2016	$502,595	$533,790
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest), Revenue Bonds (Series 2016), 5.000%, 1/1/2051	2/13/2019	$1,031,191	$1,028,980
Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2020
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$535,127
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2020 and 2019, was as follows:
	2020	2019
Tax-exempt income	$8,868,097	$10,026,116
As of November 30, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed tax-exempt income	$626,700
Net unrealized appreciation	$19,079,685
Capital loss carryforwards	$(360,605)
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities and defaulted bonds.
At November 30, 2020, the cost of investments for federal tax purposes was $269,823,089. The net unrealized appreciation of investments for federal tax purposes was $19,079,685. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $20,187,700 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,108,015.
As of November 30, 2020, the Fund had a capital loss carryforward of $360,605, which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$293,146	$67,459	$360,605
Annual Shareholder Report

Capital loss carryforwards of $181,503 were utilized during the year ended November 30, 2020.
4. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The investment management agreement between the Fund and the Adviser provides for an annual management fee, payable daily, at the annual rate of 0.55% of the Fund’s managed assets.
Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2020, the Adviser voluntarily waived $388,090 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2020, the annualized fee paid to FAS was 0.076% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Expense Limitation
The Adviser and certain of its affiliates (which may include FAS) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. The total annual fund operating expenses (as shown in the financial highlights, excluding any interest and trust expenses on inverse floater trusts, interest expense on variable rate municipal term preferred shares (VMTPS) and commission costs on preferred shareholder dividend payments) paid by the Fund will not exceed 0.99%. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements, no assurance can be given that future total annual operating expenses will not be more or less than 0.99%.
Interfund Transactions
During the year ended November 30, 2020, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $41,490,000 and $35,990,000, respectively. Net realized gain (loss) recognized on these transactions was $0.
Annual Shareholder Report

Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
5. EXPENSE REDUCTION
Through arrangements with the Fund’s custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended November 30, 2020, the Fund’s expenses were reduced by $390 under these arrangements.
6. PREFERRED SHARES
Auction Market Preferred Shares
On September 18, 2019, the Fund commenced a voluntary tender offer for up to 100% of its outstanding AMPS at a price equal to 99% of the AMPS per share liquidation preference of $25,000 ($24,750 per share) plus any unpaid dividends accrued through October 17, 2019, the expiration date of the tender offer. As a result of the tender offer, the Fund accepted for payment 1,275 AMPS, which represented approximately 96% of its outstanding AMPS. The Fund used the proceeds from the issuance of new VMTPS, as discussed below, to fund the tender offer.
As of November 30, 2020, the Fund had outstanding 47 AMPS. The terms of the untendered AMPS remain the same. The AMPS are redeemable at the option of the Fund at the redemption price of $25,000 per share plus an amount equal to accumulated, but unpaid dividends thereon through the redemption date.
Distributions to AMPS are recorded daily and paid weekly at a rate set through auction procedures or under the Fund’s Statement of Preferences. Consistent with the patterns in the broader auction-rate securities market, the Fund’s AMPS auctions continue to be unsuccessful in clearing due to an imbalance of sell orders over bids to buy the AMPS. As a result, the dividend rate of the AMPS remains at the maximum applicable rate. The dividend rate paid to AMPS for the Fund at November 30, 2020, was 0.057%. While repeated unsuccessful auctions have affected the liquidity for the AMPS, they do not constitute a default or alter the credit quality. The auction agent, currently Deutsche Bank Trust Company Americas, will pay each Broker-Dealer trailer commissions after each auction, from funds provided by the Fund. The trailer commissions paid by the Fund for the year ended November 30, 2020, amounted to $597.
Variable Rate Municipal Term Preferred Shares
On October 18, 2019, the Fund redeemed its outstanding 3,268 VMTPS, Series 2014 and issued 2,272 new VMTPS, Series 2019, totaling $113.6 million in a private offering. The Fund used the proceeds from the issuance of the new VMTPS to pay for the AMPS it accepted through its AMPS tender offer and for the redemption of the old VMTPS. All expenses of the AMPS tender offer were recorded as incurred.
Annual Shareholder Report

The Fund’s new VMTPS are a floating-rate form of preferred shares with dividends (which are treated as interest payments for financial reporting purposes) that reset weekly to a fixed spread of 0.95% (subject to certain adjustments) against the Securities Industry and Financial Markets Association Municipal Swap Index. The new VMTPS have a mandatory term redemption date of October 18, 2049, as well as potential early term redemption dates, including on each third anniversary of their issuance.
As a result of the AMPS tender offer and corresponding new VMTPS issuance, the Fund’s leverage amount remains largely unchanged and the Fund maintains its current leveraged strategy. The difference between the liquidation value of the AMPS and actual repurchase price was recognized in the Statement of Changes in Net Assets as an increase in net assets applicable to common shares resulting from the tender and repurchase of the AMPS. In the Fund’s Statement of Assets and Liabilities, the aggregate liquidation value of the VMTPS is shown as a liability since the shares have a stated mandatory redemption date. VMTPS represent preferred shares and rank on parity with the AMPS that remain outstanding. VMTPS are senior in priority to the Fund’s outstanding common shares as to payment of dividends. The average liquidation value outstanding and average annualized dividend rate of VMTPS for the Fund during the year ended November 30, 2020, were $113,600,000 and 1.609%, respectively. Dividends paid to VMTPS are treated as interest expense and recorded as incurred. For the year ended November 30, 2020, interest expense on VMTPS amounted to $1,828,254.
Whenever preferred shares (including AMPS and VMTPS) are outstanding, common shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on the preferred shares have been paid, the Fund satisfies the 200% asset coverage requirement after giving effect to the distribution, and certain other requirements imposed by any nationally recognized statistical ratings organizations rating the preferred shares have been met. At November 30, 2020, there were no such restrictions on the Fund.
7. OFFERING COSTS
Costs incurred in connection with the Fund’s offering of new VMTPS were recorded as a deferred charge which will be amortized over the life of the shares. During the year ended November 30, 2020, $44,648 of deferred charges were expensed. The Fund’s amortized deferred charges are recognized as a component of the applicable expense on the Statement of Operations.
8. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2020, were as follows:
Purchases	$59,710,349
Sales	$56,377,426
9. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may
Annual Shareholder Report

be short term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended November 30, 2020, 100% of distributions from net investment income is exempt from federal income tax.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF Trustees AND SHAREHOLDERS OF Federated Hermes premier municipal income fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Premier Municipal Income Fund (formerly, Federated Premier Municipal Income Fund) (the “Fund”) including the portfolio of investments, as of November 30, 2020, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
January 25, 2021
Annual Shareholder Report

Last Meeting of Shareholders (unaudited)
FEDERATED HERMES PREMIER MUNICIPAL INCOME FUND
An Annual Meeting of Fund shareholders (Common Shares and Preferred Shares) was held on September 11, 2020. On June 30, 2020, the record date for shareholders voting at the meeting, there were 11,499,095 total outstanding shares. The following items were considered by shareholders and the results of their voting are listed below. Unless otherwise noted, each matter was approved.
ELECTION OF TWO CLASS II TRUSTEES - COMMON SHARES AND PREFERRED SHARES:
1. J. Christopher Donahue
For	Withheld Authority to Vote
10,186,984	210,129
2. P. Jerome Richey
For	Withheld Authority to Vote
9,997,175	399,938
An Annual Meeting of Fund shareholders (Preferred Shares) was held on September 11, 2020. On June 30, 2020, the record date for shareholders voting at the meeting, there were 2,319 total outstanding shares. The following item was considered by shareholders and the results of their voting are listed below. Unless otherwise noted, each matter was approved.

ELECTION OF TWO TRUSTEES - PREFERRED SHARES ONLY:
1. John T. Collins
For	Withheld Authority to Vote
2,274	0
2. John S. Walsh
For	Withheld Authority to Vote
2,273	1
The following Trustees of the Fund continued their terms as Trustees of the Fund: John B. Fisher, G. Thomas Hough, Maureen Lally-Green, Charles F. Mansfield, Jr., and Thomas M. O’Neill.

Board of Trustees and Fund Officers
The Board is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2020, the Federated Hermes Fund Family consisted of 41 investment companies (comprising 163 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family.
INTERESTED TRUSTEES BACKGROUND
Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Year of Term Expiration
J. Christopher Donahue*+ Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: December 2002
Principal Occupations: Principal Executive Officer and
President of certain of the Funds in the Federated Hermes
Fund Family; Director or Trustee of the Funds in the
Federated Hermes Fund Family; President, Chief Executive
Officer and Director, Federated Hermes, Inc.; Chairman
and Trustee, Federated Investment Management
Company; Trustee, Federated Investment Counseling;
Chairman and Director, Federated Global Investment
Management Corp.; Chairman and Trustee, Federated
Equity Management Company of Pennsylvania; Trustee,
Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment
Counseling; President and Chief Executive Officer,
Federated Investment Management Company, Federated
Global Investment Management Corp. and Passport
Research, Ltd.; Chairman, Passport Research, Ltd.
2023
Annual Shareholder Report

Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Year of Term Expiration
John B. Fisher* Birth Date: May 16, 1956 TRUSTEE Began serving: May 2016
Principal Occupations: Principal Executive Officer and
President of certain of the Funds in the Federated Hermes
Fund Family; Director or Trustee of certain of the Funds in
the Federated Hermes Fund Family; Vice President,
Federated Hermes, Inc.; President, Director/Trustee and
CEO, Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated
Global Investment Management Corp., Federated
Investment Counseling, Federated Investment
Management Company; President of some of the Funds in
the Federated Hermes Fund Family and Director,
Federated Investors Trust Company.
Previous Positions: President and Director of the
Institutional Sales Division of Federated Securities Corp.;
President and Director of Federated Investment
Counseling; President and CEO of Passport Research, Ltd.;
Director, Edgewood Securities Corp.; Director, Federated
Services Company; Director, Federated Hermes, Inc.;
Chairman and Director, Southpointe Distribution Services,
Inc. and President, Technology, Federated
Services Company.
2021
*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes and its subsidiaries.
Annual Shareholder Report

INDEPENDENT TRUSTEES BACKGROUND
Name Birth Date Address Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications	Year of Term Expiration
John T. Collins+++ Birth Date: January 24, 1947 TRUSTEE Began serving: January 2014
Principal Occupations: Director or Trustee, and Chair of
the Board of Directors or Trustees, of the Federated
Hermes Fund Family; formerly, Chairman and CEO, The
Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of
Directors, Director, KLX Energy Services Holdings, Inc.
(oilfield services); former Director of KLX Corp.
(aerospace).
Qualifications: Mr. Collins has served in several business
and financial management roles and directorship positions
throughout his career. Mr. Collins previously served as
Chairman and CEO of The Collins Group, Inc. (a private
equity firm) and as a Director of KLX Corp. Mr. Collins
serves as Chairman Emeriti, Bentley University. Mr. Collins
previously served as Director and Audit Committee
Member, Bank of America Corp.; Director, FleetBoston
Financial Corp.; and Director, Beth Israel Deaconess
Medical Center (Harvard University Affiliate Hospital).
2021
G. Thomas Hough**++ Birth Date: February 28, 1955 TRUSTEE Began serving: January 2016
Principal Occupations: Director or Trustee, Chair of the
Audit Committee of the Federated Hermes Fund Family;
formerly, Vice Chair, Ernst & Young LLP (public accounting
firm) (Retired).
Other Directorships Held: Director, Chair of the Audit
Committee, Equifax, Inc.; Director, Member of the Audit
Committee, Haverty Furniture Companies, Inc.; formerly,
Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting,
business management and directorship positions
throughout his career. Mr. Hough most recently held the
position of Americas Vice Chair of Assurance with Ernst &
Young LLP (public accounting firm). Mr. Hough serves on
the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough
previously served on the Business School Board of Visitors
for Wake Forest University, and he previously served as an
Executive Committee member of the United States
Golf Association.
2021
Annual Shareholder Report

Name Birth Date Address Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications	Year of Term Expiration
Maureen Lally-Green**++ Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009
Principal Occupations: Director or Trustee of the
Federated Hermes Fund Family; Adjunct Professor Emerita
of Law, Duquesne University School of Law; formerly, Dean
of the Duquesne University School of Law and Professor of
Law and Interim Dean of the Duquesne University School
of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese
of Pittsburgh.
Other Directorships Held: Director, CNX Resources
Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various
legal and business roles and directorship positions
throughout her career. Judge Lally-Green previously held
the position of Dean of the School of Law of Duquesne
University (as well as Interim Dean). Judge Lally-Green
previously served as a member of the Superior Court of
Pennsylvania and as a Professor of Law, Duquesne
University School of Law. Judge Lally-Green was
appointed by the Supreme Court of Pennsylvania to serve
on the Supreme Court’s Board of Continuing Judicial
Education and the Supreme Court’s Appellate Court
Procedural Rules Committee. Judge Lally-Green also
currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC
Mercy Hospital; Regent, Saint Vincent Seminary; Member,
Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director, CNX
Resources Corporation (formerly known as CONSOL
Energy Inc.). Judge Lally-Green has held the positions of:
Director, Auberle; Director, Epilepsy Foundation of
Western and Central Pennsylvania; Director, Ireland
Institute of Pittsburgh; Director, Saint Thomas More
Society; Director and Chair, Catholic High Schools of the
Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar
Institute; Director, St. Vincent College; Director and Chair,
North Catholic High School, Inc.; and Director and Vice
Chair, Our Campaign for the Church Alive!, Inc.
2022
Annual Shareholder Report

Name Birth Date Address Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications	Year of Term Expiration
Thomas M. O’Neill++** Birth Date: June 14, 1951 TRUSTEE Began serving: August 2006
Principal Occupations: Director or Trustee of the
Federated Hermes Fund Family; Sole Proprietor, Navigator
Management Company (investment and
strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business,
mutual fund and financial management roles and
directorship positions throughout his career. Mr. O’Neill
serves as Director, Medicines for Humanity and Director,
The Golisano Children’s Museum of Naples, Florida.
Mr. O’Neill previously served as Chief Executive Officer
and President, Managing Director and Chief Investment
Officer, Fleet Investment Advisors; President and Chief
Executive Officer, Aeltus Investment Management, Inc.;
General Partner, Hellman, Jordan Management Co.,
Boston, MA; Chief Investment Officer, The Putnam
Companies, Boston, MA; Credit Analyst and Lending
Officer, Fleet Bank; Director and Consultant, EZE Castle
Software (investment order management software); and
Director, Midway Pacific (lumber).
2022
Madelyn Reilly++ Birth Date: February 2, 1956 TRUSTEE Began serving: November 2020
Principal Occupations: Director or Trustee of the
Federated Hermes Fund Family; Senior Vice President for
Legal Affairs, General Counsel and Secretary of the Board
of Trustees, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business
and legal management roles throughout her career.
Ms. Reilly previously served as Director of Risk
Management and Associate General Counsel, Duquesne
University. Prior to her work at Duquesne University,
Ms. Reilly served as Assistant General Counsel of
Compliance and Enterprise Risk as well as Senior Counsel
of Environment, Health and Safety, PPG Industries.
2023
Annual Shareholder Report

Name Birth Date Address Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications	Year of Term Expiration
P. Jerome Richey++** Birth Date: February 23, 1949 TRUSTEE Began serving: January 2014
Principal Occupations: Director or Trustee of the
Federated Hermes Fund Family; Management Consultant;
Retired; formerly, Senior Vice Chancellor and Chief Legal
Officer, University of Pittsburgh and Executive Vice
President and Chief Legal Officer, CONSOL Energy, Inc.
(now split into two separate publicly traded companies
known as CONSOL Energy, Inc. and CNX
Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business
and legal management roles and directorship positions
throughout his career. Mr. Richey most recently held the
positions of Senior Vice Chancellor and Chief Legal
Officer, University of Pittsburgh. Mr. Richey previously
served as Chairman of the Board, Epilepsy Foundation of
Western Pennsylvania and Chairman of the Board, World
Affairs Council of Pittsburgh. Mr. Richey previously served
as Chief Legal Officer and Executive Vice President,
CONSOL Energy Inc. and CNX Gas Company; and Board
Member, Ethics Counsel and Shareholder, Buchanan
Ingersoll & Rooney PC (a law firm).
		2023
John S. Walsh+++ Birth Date: November 28, 1957 TRUSTEE Began serving: December 2002	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Other Directorships Held: None. Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).	2021
+
Member of Executive Committee
**
Member of Audit Committee
++
Member of Nominating Committee
Annual Shareholder Report

OFFICERS
Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Annual Shareholder Report

Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Robert J. Ostrowski Birth Date: April 26, 1963 SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER Officer since: February 2010
Principal Occupations: Robert J. Ostrowski joined Federated Hermes,
Inc. in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated
Hermes, Inc. taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice
President of the Fund’s Adviser in 2009 and served as a Senior Vice
President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his
M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2020
federated premier municipal income fund (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES PREMIER MUNICIPAL INCOME FUND)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Investment Management Company (the “Adviser”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year
Annual Shareholder Report

and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the fund industry and market practices; the range of comparable fees for similar funds in the fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the
Annual Shareholder Report

fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Annual Shareholder Report

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful, though
Annual Shareholder Report

not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group. The Board received and considered information regarding each Fund’s discount to net asset value per share, including comparative data for the Performance Peer Group.
For the one-year, three-year and five-year periods ended December 31, 2019, the Fund’s performance was above the median of the relevant Performance Peer Group.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar funds more heavily than non-fund products or services because such comparisons are believed to be more relevant. The Board considered that other closed-end funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
Annual Shareholder Report

For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) and the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in
Annual Shareholder Report

order for the Federated Hermes Funds to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements. The Board considered Federated Hermes’ previous reductions in contractual management fees to certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board also considered whether the Fund might benefit from “economies of scale”. The Board noted that, as closed-end funds, each fund has made an offering of a fixed number of common shares and (other than the issuance of preferred shares contemplated at the time of the Fund’s initial public offering) has not made and does not expect to make additional offerings to raise more
Annual Shareholder Report

assets. As a result, the Fund is unlikely to grow materially in size. The Board noted that, as a consequence, there does not appear to be any meaningful “economies of scale” to be realized from internal growth. Accordingly, the Board concluded that this was not a particularly relevant consideration in its overall evaluation.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contract was appropriate.
The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangement.
Annual Shareholder Report

Dividend Reinvestment Plan
The following description of the Fund’s Dividend Reinvestment Plan (the “Plan”) is furnished to you annually as required by federal securities laws.
Unless the registered owner of the Fund’s common shares elects to receive cash by contacting Computershare Trust Co., N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, as agent for shareholders in the Plan, in additional common shares of the Fund. Common shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator at the address set forth below if your Shares are registered in your name, or by contacting your bank, broker, or other nominee if your Shares are held in street or other nominee name. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice to the Plan Administrator. Such notice will be effective for a dividend if received and processed by the Plan Administrator prior to the dividend record date; otherwise the notice will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which the shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution payable in cash (together, a “dividend”), non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either: (1) through receipt from the Fund of additional authorized but unissued common shares (“newly issued common shares”); or (2) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for a dividend, the closing market price plus estimated brokerage commissions per common share is equal to or greater than the net asset value (NAV) per common share, the Plan Administrator will invest the dividend amount on behalf of the participants in newly issued common shares. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per common share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the dividend will be divided by 95% of the
Annual Shareholder Report

closing market price per common share on the payment date. If, on the payment date for any dividend, the NAV per common share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.
In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the day before the next “ex-dividend” date, which will be approximately ten days. If, before the Plan Administrator has completed its open-market purchases, the market price per common share exceeds the NAV per common share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the NAV per common share at the close of business on the last purchase date; provided that, if the NAV is less than or equal to 95% of the then current market price per common share, the dollar amount of the dividend will be divided by 95% of the market price on the payment date.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of record shareholders such as banks, brokers, or nominees which hold common shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record holder as held for the account of beneficial owners who participate in the Plan.
Annual Shareholder Report

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.12 per share sold brokerage commission.
The Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend its Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011 or by telephone at (800) 730-6001.
The address of the principal office of the Fund is 4000 Ericsson Drive, Warrendale, PA 15086-7561.
The Fund’s transfer agent is Computershare Trust Company, N.A., 250 Royall Street, Canton, MA 02021.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
For each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Source of Distributions–Notice
Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report

Certification Disclosure
The Fund’s reports on Form N-CSR and Form N-Q filed with the SEC during the past fiscal year, including the annual report for the year ended November 30, 2019, have contained the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer regarding the quality of the Fund’s public disclosure required by Section 302 of the Sarbanes-Oxley Act.
 IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY
In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called “householding”), as permitted by applicable rules. The Fund’s “householding” program covers its Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the “householding” program. The Fund is also permitted to treat a shareholder as having given consent (“implied consent”) if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to “household” at least sixty (60) days before it begins “householding” and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to “opt out” of “householding.” Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of “householding” at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Fund at 1-800-730-6001 or email CEinfo@federatedinvestors.com.
Annual Shareholder Report

Closed-end funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in closed-end funds involves investment risk, including the possible loss of principal.
This Overview and Report is for shareholder information. This is not a Prospectus intended for use in the sale of Fund Shares. Statements and other information contained in this Overview and Report are as dated and subject to change.

Federated Hermes Premier Municipal Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
CUSIP 31423P108
CUSIP 31423P207
CUSIP 31423P405
29861 (1/21)
© 2021 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c),(d) There were no amendments to or waivers from the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers during the period covered by this report.

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:  G. Thomas Hough and Thomas M. O’Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 – $39,200

Fiscal year ended 2019 - $40,000

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its Chairman for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and

(2)	With respect to such services rendered to the Fund’s investment adviser and any entity controlling, controlled by to under common control with the investment adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 - 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2020 - $69,238

Fiscal year ended 2019 - $501,570

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The registrant has established an Audit Committee of the Board as described in Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee consists of the following Board members: G. Thomas Hough, Maureen Lally-Green, Thomas M. O’Neill and P. Jerome Richey.

Item 6.	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Voting Proxies On Fund Portfolio Securities

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

As an investment adviser with a fiduciary duty to the Fund and its shareholders, the Adviser's general policy is to cast proxy votes in favor of management proposals and shareholder proposals that the Adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “General Policy.”

The Adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Adviser may vote differently if a particular client’s investment objectives differ from those of other clients or if a client explicitly instructs the Adviser to vote differently.

The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Adviser supports or opposes a proposal will always depend on a thorough understanding of the registrant’s investment objectives and the specific circumstances described in the proxy statement and other available information.

On matters related to the board of directors, generally the Adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) had not attended at least 75% of the board meetings during the previous year; (2) serves as the company’s chief financial officer; (3) has become over-boarded (more than five board for retired executives and more than two boards for CEOs); (4) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (5) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (6) served on a board that did not implement a shareholder proposal that the Adviser supported and received more than 50% shareholder support the previous year. In addition, the Adviser will generally vote in favor of (7) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (8) shareholder proposals to declassify the board of directors; (9) shareholder proposals to require a majority voting standard in the election of directors; (10) shareholder proposals to separate the roles of chairman of the board and CEO; and (11) a proposal to require a company’s audit committee to be comprised entirely of independent directors.

On other matters of corporate governance, generally the Adviser will vote in favor of: (1) proposals to grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree; (2) a proposal to require independent tabulation of proxies and/or confidential voting of shareholders; (3) a proposal to ratify the board's selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company; or (b) the previous auditor was dismissed because of a disagreement with the company; (4) a proposal to repeal a shareholder rights plan (also known as a “poison pill”) and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company; (5) shareholder proposals to eliminate supermajority requirements in company bylaws; and (6) shareholder proposals calling for “Proxy Access,” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors. The Adviser will generally withhold support from shareholder proposals to grant shareholders the right to act by written consent.

On environmental and social matters, generally the Adviser will vote in favor of shareholder proposals calling for (1) enhanced disclosure of the company’s approach to mitigating climate change and other environmental risks; (2) managing risks related to manufacturing or selling of guns and opioids; (3) monitoring gender pay equity; and (4) achieving and maintaining diversity on the board of directors. Generally the Adviser will not support shareholder proposals calling for limitations on political activity by the company, including political contributions, lobbying, and memberships in trade associations.

On matters of capital structure, generally the Adviser will vote against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities, and in favor of a proposal to: (1) reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares); and (2) grant authorities to issue shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders. The Adviser will decide how to vote on proposals to authorize a stock repurchase or special dividend program on a case-by-case basis.

On matters relating to management compensation, generally the Adviser will vote in favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution, and against: (1) the advisory vote on executive compensation plans (“Say On Pay”) when the plan has failed to align executive compensation with corporate performance; (2) the advisory vote on the frequency of the Say On Pay vote when the frequency is other than annual; (3) proposals that would permit the amendment or replacement of outstanding stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and (4) executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will generally vote in favor of mergers, acquisitions, and sales of assets if the Adviser’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.

If a shareholders meeting is contested, that is, shareholders are presented with a set of director candidates nominated by company management and a set of director candidates nominated by a dissident shareholder, the Adviser will study the proposed business strategies of both groups and vote in a way that maximizes expected total return for the registrant.

In addition, the Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares. In addition, the Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.

To the extent that the Adviser is permitted to loan securities, the Adviser does not have the right to vote on securities while they are on loan. However, the Adviser will take all reasonable steps to recall shares prior to the record date when the meeting raises issues that the Adviser believes materially affect shareholder value, including, but not limited to, excessive compensation, mergers and acquisitions, contested elections and weak oversight by the audit committee. However, there can be no assurance that the Adviser will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.

If proxies are not delivered in a timely or otherwise appropriate basis, the Adviser may not be able to vote a particular proxy.

For an Adviser that employs a quantitative investment strategy for certain funds or accounts that does not make use of qualitative research (“Non-Qualitative Accounts”), the Adviser may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Adviser will vote the proxies of these Non-Qualitative Accounts as follows: (a) in accordance with the Standard Voting Instructions (defined below); (b) if the Adviser is casting votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account; (c) if neither of the first two conditions apply, as the proxy voting service is recommending; and (d) if none of the previous conditions apply, as recommended by the Proxy Voting Committee.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. Besides voting the proxies, this work includes engaging with investee companies on corporate governance matters, managing the proxy voting service, soliciting voting recommendations from the Adviser's investment professionals, bringing voting recommendations to the Proxy Committee for approval, filing with regulatory agencies any required proxy voting reports, providing proxy voting reports to clients and investment companies as they are requested from time to time, and keeping the Proxy Committee informed of any issues related to corporate governance, and proxy voting.

The Adviser has compiled a list of specific voting instructions based on the General Policy (the “Standard Voting Instructions”). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions sometimes call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee (a “case-by-case vote”). The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.

The Adviser has hired a proxy voting service to perform various proxy voting related administrative services such as ballot reconciliation, vote processing, and recordkeeping functions. Currently this service is provided by Glass Lewis & Co. LLC. The Proxy Committee has supplied the proxy voting services with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case handling for a proposal, the PVOT will work with the investment professionals and the proxy voting service to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee's final voting decision to the proxy voting service. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the registrant (and its shareholders) and those of the Adviser or the Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.

A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser or its affiliates have influenced proxy votes. Any employee of the Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

In certain circumstances it may be appropriate for the Adviser to vote in the same proportion as all other shareholders, so as to not affect the outcome beyond helping to establish a quorum at the shareholders' meeting. This is referred to as “proportional voting.” If the registrant owns shares of another Federated Hermes mutual fund, generally the Adviser will proportionally vote the client's proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the registrant owns shares of an unaffiliated mutual fund, the Adviser may proportionally vote the registrant's proxies for that fund depending on the size of the position. If the registrant owns shares of an unaffiliated exchange-traded fund, the Adviser will proportionally vote the registrant's proxies for that fund.

Downstream Affiliates

If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the registrant owns more than 10% of the portfolio company's outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company's securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.

Proxy Advisers' Conflicts of Interest

Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a proxy voting service client may be a public company with an upcoming shareholders' meeting and the proxy voting service has published a research report with voting recommendations. In another example, a proxy voting service board member also sits on the board of a public company for which the proxy voting service will write a research report. These and similar situations give rise to an actual or apparent conflict of interest.

In order to avoid concerns that the conflicting interests of the engaged proxy voting service have influenced proxy voting recommendations, the Adviser will take the following steps:

1.	A due diligence team made up of employees of the Adviser and/or its affiliates will meet with the proxy voting service on an annual basis and determine through a review of their policies and procedures and through inquiry that the proxy voting service has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by the business relationships they have with the subjects of their research.
2.	Whenever the standard voting guidelines call for voting a proposal in accordance with the proxy voting service recommendation and the proxy voting service has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report and recommendations published by another proxy voting service for that issuer; (b) the Director of Proxy Voting, or his designee, will review both the engaged proxy voting service research report and the research report of the other proxy voting service and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.

Proxy Voting Report

A report on “Form N-PX” of how the registrant voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the registrant at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

As of the date of filing of the report, the Portfolio Managers listed below are jointly and primarily responsible for managing the registrant’s assets.

R.J. Gallo

R.J. Gallo, CFA, has been the registrant’s portfolio manager since its inception in December of 2002.

Mr. Gallo is a Senior Portfolio Manager, Head of the Municipal Bond Investment Group and Chairman of Duration Management Committee. He is responsible for day to day management of the Fund focusing on asset allocation, interest rate strategy and security selection in the portfolio. He has been with the Adviser or an affiliate since 2000; has worked in investment management since 1996; has managed investment portfolios since 2002. Education: B.A., University of Michigan; M.P.A., Princeton University.

Portfolio Manager Information

The following information about the registrant’s portfolio manager is provided as of the end of the registrant's most recently completed fiscal year.

Other Accounts Managed by Richard J. Gallo	Total Number of Other Accounts Managed / Total Assets*
Registered Investment Companies	8/$12.3 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	5/$28.2 million

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Richard J. Gallo is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (Federated Hermes). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s benchmark (i.e. S&P, custom 70% A & up/20% BBB/10% HY/3yr+/Non AMT) and versus the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.

As noted above, Mr. Gallo is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. Gallo is responsible when his compensation is calculated may be equal or can vary.

In addition, Mr. Gallo has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes senior management’s assessment of team contributions.

For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is greater than or equal to the weighting assigned to other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to account performance and any other factors as deemed relevant.

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

In addition, Mr. Gallo was awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Hermes’ senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Fund, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Lee R. Cunningham II

Lee R. Cunningham II has been the registrant’s portfolio manager since its inception in December of 2002.

Mr. Cunningham is a Senior Portfolio Manager responsible for providing research and advice on sector allocation and security selection. He has been with the Adviser or an affiliate since 1995; has worked in investment management since 1995; has managed investment portfolios since 1998. Education: B.S., University of Pennsylvania; M.B.A., University of Pittsburgh.

Portfolio Manager Information

The following information about the registrant’s portfolio manager is provided as of the end of the registrant's most recently completed fiscal year.

Other Accounts Managed by Lee Cunningham	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	2/$634.5 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Lee Cunningham is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (Federated Hermes). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s benchmark (i.e. S&P, custom 70% A & up/20% BBB/10% HY/3yr+/Non AMT)and versus the designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.

As noted above, Mr. Cunningham is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts for which Mr. Cunningham is responsible when his compensation is calculated may be equal or can vary.

For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is greater than or equal to the weighting assigned to other accounts used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to account performance and any other factors as deemed relevant.

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Fund, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10.	Submission of Matters to a Vote of Security Holders

No changes to report.

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable. The registrant does not currently participate in a securities lending program and did not engage in any securities lending activities during the period of this report.

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes Premier Municipal Income Fund

By /S/ Lori A. Hensler

Lori A. Hensler, Treasurer and Principal Financial Officer

Date ___January 25, 2021____

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, President and Principal Executive Officer

Date ___January 25, 2021____

By /S/ Lori A. Hensler

Lori A. Hensler, Treasurer and Principal Financial Officer

Date ___January 25, 2021____